Nile Africa, Frontier and Emerging Fund

Class A:	NAFAX
Class C: Institutional Class:	NAFCX NAFIX

a series of Nile Capital Investment Trust

Supplement dated October 17, 2017 to the Prospectus

 dated August 1, 2017

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Effective immediately, the Fund’s Prospectus is hereby revised as follows:

The first paragraph within the section entitled “Principal Investment Strategies” of the Fund’s Prospectus and the second paragraph within the section entitled “Principal Investment Strategies” under “Additional Information about Principal Investment Strategies and Related Risks” are hereby deleted in their entirety and replaced with the following:

Principal Investment Strategies:  The Fund seeks long-term total return from capital appreciation and income.  Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity securities, including dividend paying common stock cash and cash equivalent asset classes.  The proportion of the Fund’s portfolio invested in each asset class will vary from time to time based on the Adviser’s assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time. The Fund may also invest in these asset classes through exchange-traded funds ("ETFs"). There is no limitation on the amount of the Fund’s portfolio that may be allocated to any of these asset classes.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes. The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The “African Market Risk” disclosure within the Fund’s Prospectus is hereby supplemented with the following:

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African Market Risk.  Because the Fund will invest the majority of its assets in African companies, directly or through ETFs, it is highly dependent on the state of the African economy and the financial prospects of specific African companies.  Certain African markets are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions compared to developed markets.  Investment in the securities of African issuers may increase the volatility of the Fund's net asset value.

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Political/Economic Risk.  Changes in an African country's economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's investments.

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Regulatory Risk.  Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Less information may be available about companies in which the Fund invests because many African companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements required of U.S. companies.

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South African Market Risk. Because the Fund may invest in South Africa as part of its investment strategy, the Fund’s performance may to be closely tied to social, political, and economic conditions within South Africa. Certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Additionally, the South African economy is sensitive to fluctuations in commodity prices and commodity markets. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

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This Supplement and the existing Prospectus and Statement of Additional Information dated August 1, 2017 provides relevant information for all shareholders and should be retained for future reference.  The Prospectus and Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-877-682-3742.

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